UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2022

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Aptevo Therapeutics Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present.  Stockholders considered five proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2022 (the “Proxy Statement”).  The final voting results with respect to each of the proposals acted upon at the 2022 Annual Meeting are set forth below.

Proposal 1: Election of Directors

The following two nominees, each of whom were named in the Proxy Statement, were elected to serve on the Board of Directors to hold office until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, based on the following votes:  All director nominees were elected based on the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Marvin L. White	1,407,493	211,775	1,585,619
John E. Niederhuber, M.D.	1,327,090	292,178	1,585,619

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2022

The appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
3,139,114	27,114	38,659

Proposal 3: Approval of Aptevo Therapeutics Inc. 2018 Stock Incentive Plan (as Amended and Restated)

The Aptevo Therapeutics Inc. 2018 Stock Incentive Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,519,205	91,919	8,144	1,585,619

Proposal 4: Approval, on a non-binding advisory basis, the compensation of the Company’s named executive officer compensation as disclosed in the Proxy Statement

The non-binding advisory proposal was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,477,018	130,421	11,829	1,585,619

Proposal 5: Approval, on a non-binding advisory basis, the frequency of future advisory votes to approve named executive officer compensation

A one-year interval as the frequency with which stockholders are to be provided an advisory vote on executive compensation was approved on an advisory (non-binding) basis, based on the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
1,317,290	16,285	20,889	264,804

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: June 7, 2022	By:	/s/ Marvin L. White
Marvin L. White President and Chief Executive Officer